Exhibit 13.2

CERTIFICATION PURSUANT TO
RULE 13a-14(b)/RULE 15d-14(b) UNDER THE EXCHANGE ACT
AND 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Helix BioPharma Corp. (the “Company”) on Form 20-F for the year ended July 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Photios (Frank) Michalargias, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2011
/s/ Photios (Frank) Michalargias
	Name:	Photios (Frank) Michalargias
	Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes Oxley Act of 2002 has been provided to Helix BioPharma Corp. and will be retained by Helix BioPharma Corp. and furnished to the Securities and Exchange Commission or its staff upon request.